UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 6, 2015

WEB.COM GROUP, INC.

(Exact name of Registrant as specified in its charter)

Delaware	94-3327894
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

Commission file number:
000-51595

(Address of principal executive offices and zip code)
12808 Gran Bay Parkway West
Jacksonville, FL 32258

Registrant's telephone number, including area code:
(904) 680-6600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers
Cash Compensation
On February 6, 2015, the Compensation Committee of the Board of Directors (the “Board”) of Web.com Group, Inc. (the “Company” or “Web.com”) approved, and on February 6, 2015, the Board, with respect to the Chief Executive Officer, upon the recommendation of the Compensation Committee, approved the following: (1) no bonuses for performance in 2014 for the executive officers of the Company appearing in the summary compensation table of the Company’s 2014 proxy statement (the “Named Executive Officers”); (2) no changes in base salary for the Named Executive Officers; and (3) target bonuses as a percentage of salary for 2015 performance for the Named Executive Officers as follows:

Name	2015 Base Salary	2015 Target Bonus(1)
David L. Brown President and Chief Executive Officer	$560,000	100%
Jason T. Teichman Chief Operating Officer	$360,000	50%
Kevin M. Carney Chief Financial Officer	$350,000	50%
Roseann Duran Chief People Officer	$260,000	35%

(1) Target bonus amounts are expressed as a percentage of the corresponding 2015 base salary.
Approval of Equity Awards
On February 6, 2015, the Compensation Committee approved, and on February 6, 2015, the Board, with respect to the Chief Executive Officer, upon the recommendation of the Compensation Committee, approved, the grant to the Named Executive Officers under the Company’s 2014 Equity Incentive Plan (the “Plan”), to be effective on the third business day after general public release of the Company’s annual revenues for the fiscal year ended December 31, 2014 (such actual date, the “Grant Date”) of (1) time-based restricted stock awards (“RS”) and (2) performance-based restricted stock units (“PSUs”), to acquire the following numbers of shares of Web.com common stock:

Name	RSUs	Target PSUs
David L. Brown President and Chief Executive Officer	100,000	100,000
Jason T. Teichman Chief Operating Officer	30,000	30,000
Kevin M. Carney Chief Financial Officer	30,000	30,000
Roseann Duran Chief People Officer	12,500	12,500

The RS grants shall vest as follows: 1/4th of the number of shares on the first anniversary of the Grant Date; 1/4th of the number of shares on the second anniversary of the Grant Date; 1/4th of the number of shares on the third anniversary of the Grant Date; and 1/4th of the number of shares on the fourth anniversary of the Grant Date.
The PSUs grants shall vest based on financial targets and measures determined by the Compensation Committee in the first quarter of 2015. The PSUs will have a 3-year annual vesting from the Grant Date. The actual number of shares that may be earned and issued may range from 0-200% of the target number of shares set forth in the table above based upon the over achievement or under achievement of the financial measures for the relevant performance period.

No shares subject to the RS or PSUs shall vest on any vesting date if on such date the Named Executive Officer is not providing Continuous Service (as such term is defined in the Plan) to the Company or any of its subsidiaries.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 12, 2015                WEB.COM, GROUP, INC.

By: /s/ Matthew P. McClure
Matthew P. McClure                                                    Secretary